UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 24, 2005

                      ABIGAIL ADAMS NATIONAL BANCORP, INC.
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

            Delaware                       0-10971               52-1508198
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(State or Other Jurisdiction)       (Commission File No.)    (I.R.S. Employer
      of Incorporation)                                      Identification No.)


1130 Connecticut Avenue, Washington, DC                            20036
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (202) 772-3600
                                                     --------------



                                 Not Applicable
                                ---------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02      Results of Operations and Financial Condition
               ---------------------------------------------

               By press release the Company announced their fourth quarter and year end earnings.

Item 9.01      Financial Statements and Exhibits
               ---------------------------------

               (a)  Financial Statements of businesses acquired. Not Applicable.

               (b)  Pro forma financial information. Not Applicable.

               (c)  Exhibits.

               The following Exhibit is attached as part of this report:


               99.1 Press release dated January 24, 2005, announcing fourth quarter and year end earnings.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     ABIGAIL ADAMS NATIONAL BANCORP, INC.



DATE: January 25, 2005              By:   /s/ Karen Troutman
                                          --------------------------------------
                                           Karen Troutman
                                           Chief Financial Officer

                                  EXHIBIT INDEX

  Exhibit No.             Description
  ------------            ------------

     99.1 Press release dated January 24, 2005 announcing fourth quarter and year end earnings.